Exhibit 99.1

news release

Encana Files Definitive Proxy Statement/Prospectus

Schedules January 14, 2020 Special Meeting of Securityholders

CALGARY, December 11, 2019 — Encana Corporation (NYSE, TSX: ECA) today filed its definitive Proxy Statement/Prospectus with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities related to its intention to establish corporate domicile in the United States.

The Special Meeting of Securityholders is planned for January 14, 2020 at 8 a.m. MT. Encana shareholders and incentive award holders as of the close of business on December 9, 2019 will be entitled to notice of and vote at the meeting.

The single reorganization resolution, as further outlined in the definitive Proxy Statement/Prospectus, must be approved by at least two-thirds of votes cast. The resolution will accomplish three initiatives:

1.

To establish the Company’s corporate domicile in the U.S. The migration to the U.S. from Canada is expected to expose the Company to increasingly larger pools of investment in U.S. index funds and passively managed accounts. Today, the majority of Encana’s assets, people and production are in the U.S. The migration to the U.S. from Canada will better align our business operations with the corporate domicile, as well as our U.S.-based peers. Additional details can be found in the definitive Proxy Statement/Prospectus.

2.

To rebrand under the name Ovintiv Inc. The new corporate name reflects the significant and recent transformation of the Company. Pending securityholder, stock exchange and court approvals, Ovintiv will begin trading on both the New York and Toronto stock exchanges under the ticker symbol “OVV.”

3.	To complete a consolidation and share exchange for effectively one share of common stock of Ovintiv for every five common shares of Encana.

The Encana Board unanimously recommends that Encana securityholders vote FOR the reorganization resolution.

The strategic initiatives above are being implemented to further create shareholder value and to recognize the Company’s significant transformation over the last five-plus years. Key highlights of this transformation include:

•

The Company has created a high-quality, liquids-rich, multi-basin portfolio with nearly 1.3 million net acres in North America’s premier resource plays – the Permian, Anadarko and Montney. In 2019, more than 80% of total capital investments are being allocated to development plays in the U.S.

•	Oil and condensate production has grown seven-fold since 2013. Average net daily production in the most recent quarter was approximately 605 MBOE/d, including 237 MBOE/d of oil and condensate.

•

In 2018 and 2019 (estimated through year-end), Encana has delivered competitive liquids growth, significant free cash flow and returned more than $1.5 billion to shareholders through its stock buyback initiative and quarterly dividends.

If Encana shareholders or incentive award holders have any questions or require assistance in voting their Encana common shares or incentive awards, please contact: (i) Kingsdale Advisors by telephone at 1-866-229-8166 (toll-free in North America) or at 1-416-867-2272 (collect outside North America); or (ii) Innisfree M&A Incorporated by telephone at 1-877-800-5192 (toll-free in North America) or at 1-212-750-5833 (collect outside of North America).

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the redomicile, Encana’s subsidiary 1847432 Alberta ULC, a predecessor to Ovintiv Inc. (“Ovintiv”), has filed a registration statement on Form S-4, which includes Ovintiv’s prospectus as well as Encana’s proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities. The registration statement was declared effective by the SEC on December 11, 2019 and Encana plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its equity incentives on or about December 16, 2019 in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF ENCANA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCANA, OVINTIV, THE CORPORATE REORGANIZATION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC by Encana or Ovintiv through the website maintained by the SEC at www.sec.gov. Investors and securityholders will also be able to obtain free copies of the definitive Proxy Statement/Prospectus and other documents filed with Canadian securities regulatory authorities by Encana, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Encana’s website at www.encana.com or by contacting Encana’s Corporate Secretary.

Participants in the Solicitation

Encana and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Encana in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the definitive Proxy Statement/Prospectus described above filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Encana’s directors and executive officers is also included in Encana’s Notice of Annual Meeting of Shareholders and 2019 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on March 14, 2019. This document is available free of charge as described above.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This news release contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: completion of the corporate reorganization, including corporate domicile; timing of the special meeting of securityholders; benefits of the transaction including exposure to increasingly larger pools of investment, alignment with U.S. peers, inclusion in indicies and funds, and demand for our shares; highlights from our transformation, including strategic initiatives, production and capital program; asset composition; and sustainable business model and ability to generate free cash flow and return cash. FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: the ability to receive, in a timely manner and on satisfactory terms, required securityholder, stock exchange and court approvals; assumptions contained in our corporate guidance; and expectations and projections made in light of Encana’s historical experience and its perception of historical trends. Risks and uncertainties include: failure to achieve anticipated benefits of the corporate reorganization, including inclusion in certain indicies or funds; receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions; risks relating to the new company following the reorganization; publicity resulting from the reorganization and impacts to the company’s business and share price; risks that certain shareholders may be required to sell or are not permitted to hold our shares following completion of the reorganization; risks outlined in our corporate guidance; changes in or interpretation of laws or regulations; and other risks and uncertainties as described in Encana’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as described from time to time in Encana’s other periodic filings as filed on SEDAR and EDGAR, and as described in the definitive Proxy Statement/Prospectus. Although Encana believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, Encana undertakes no obligation to update or revise any FLS. Further, descriptions in this communication are summary in nature and may not fully describe all underlying legal and tax principles of the corporate reorganization. Investors and securityholders are urged to read the Proxy Statement/Prospectus and other relevant documents filed or to be filed with the SEC and Canadian securities regulatory authorities when they become available for details on the corporate reorganization.

Further information on Encana Corporation is available on the company’s website, www.encana.com, or by contacting:

Investor contact:	Media contact:
(281) 210-5110	(281) 210-5253
(403) 645-3550

       SOURCE: Encana Corporation

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